UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

August 30, 2005

          Bayview Financial Securities Company, LLC

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-122059	56-2336517
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4425 Ponce de Leon Boulevard, 4th Floor Coral Gables, Florida	33146
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (305) 341-5632

                                                            None

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.   Other Events. 1

In connection with the offering of the Bayview Financial Mortgage Pass-Through Trust 2005-C, Mortgage Pass-Through Certificates, Series 2005-C, Citigroup Global Markets Inc., as representative of the underwriters of the Certificates (the “Representative”) has prepared certain materials (the “Computational Materials”) for distribution to potential investors.  These Computational Materials were furnished to the Registrant by the Representative in respect of Bayview Financial Mortgage Pass-Through Trust 2005-C, Mortgage Pass-Through Certificates, Series 2005-C, Class A-IO Callable, Class A-1A Callable, Class A-1B Callable, Class A-1C Callable, Class A-2 Callable, M-1 Callable, Class M-2 Callable, Class M-3 Callable, Class M-4 Callable,  Class B-1 Callable, Class B-2 Callable and Class B-3 Callable Certificates (the “Certificates”). The Certificates are being offered pursuant to a Prospectus Supplement dated August 23, 2005, and the related Prospectus dated April 1, 2005 (together, the “Prospectus”), which are being filed with the Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the “Act”). The Certificates have been registered pursuant to the Act under a Registration Statement on Form S-3 (No. 333-122059) (the “Registration Statement”).  The Computational Materials are incorporated by reference in the Registration Statement.

The Computational Materials were prepared solely by the Representative and the Registrant did not prepare or participate (other than providing the background information concerning the underlying pool of assets upon which the Computational Materials are based to the Underwriter) in the preparation of the Computational Materials.

Any statements or information contained in the Computational Materials shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.

The Computational Materials are attached hereto as Exhibit 99.1.

1  Capitalized terms used but not otherwise defined herein shall have the same meanings ascribed to them in the Prospectus.

Item 7.  Financial Statements and Exhibits.

(a)

Not applicable.

(b)

Not applicable.

(c)

Exhibits:

99.1

Computational Materials prepared by Citigroup Global Markets

Inc. in connection with certain classes of the Bayview Financial

Mortgage Pass-Through Trust 2005-C, Mortgage Pass-Through

Certificates, Series 2005-C.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAYVIEW FINANCIAL SECURITIES COMPANY, LLC

By:  /s/ Stuart Waldman

       Name: Stuart Waldman

       Title:   Vice President

Dated:  August 30, 2005

EXHIBIT INDEX

Exhibit No.

Description

99.1

Computational Materials prepared by Citigroup Global Markets

Inc. in connection with certain classes of the Bayview Financial

Mortgage Pass-Through Trust 2005-C, Mortgage Pass-Through

Certificates, Series 2005-C.

Exhibit 99.1     Computational Materials